MEMORANDUM OF AGREEMENT


                                January 20, 2001

Those persons who have signed this document do agree to the following specific conditions:

1. I shall not share, distribute or in any way divulge any information, ideas, concepts, plans or research being done by this group, to any third party for a period of three years.
2. I shall agree not to develop independently, compete or produce a product or service in direct or indirect competition with the products we may plan to develop or actually develop for a period of three years from this date.
3. I am not employed by, nor do I represent any other agency, group, individual or firm who might benefit from those ideas and concepts we will develop.
4. Should I become employed by an agency, group, individual or firm which might benefit from our ideas or products, I agree not to share such information for a period of three years from this date.


Full Name  James A. Bettis              Signature /s/ James A. Bettis
           -------------------------              ---------------------------

Full Name  Daniel Guthrie               Signature /s/ Daniel Guthrie
           -------------------------             ---------------------------

Full Name  Dave Ellison                 Signature /s/ Dave Ellison
           -------------------------             ---------------------------

Full Name  Aaron Stubblefield           Signature /s/ Aaron Stubblefield
           -------------------------              ---------------------------

Full Name  Jeff Sims                    Signature /s/ Jeff Sims
           -------------------------              ---------------------------

Full Name  Travis Bond                  Signature /s/ Travis Bond
           -------------------------              ---------------------------

Full Name  Alan Myers                   Signature /s/ Alan Myers
           -------------------------              ---------------------------

Full Name                               Signature
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Full Name                               Signature
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Full Name                               Signature
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Full Name                               Signature
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Full Name  G. Walters                   Signature /s/ Gregory M. Walters
           -------------------------              ---------------------------


The above individuals shall constitute the basis for a group known as the Wedge-Net, who are formed for the purpose of developing unique new concepts, products or services related to computers, the internet and web-based delivery systems.

                                                                    Jan 20, 2001